Exhibit 99.1
Doximity Announces Fourth Quarter and Fiscal Year 2023 Financial Results and New Senior Leadership Hires
Q4 total revenues of $111.0 million, up 18% year-over-year
Q4 net income margin of 28% and adjusted EBITDA margin of 44%
Fiscal year 2023 total revenues of $419.1 million, up 22% year-over-year
Fiscal year 2023 net income margin of 27% and adjusted EBITDA margin of 44%

SAN FRANCISCO, Calif., May 16, 2023 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2023 fourth quarter and fiscal year ended March 31, 2023. The company also announced the appointment of two new senior leadership members, Craig Overpeck as SVP of commercial operations and Ben Greenberg as SVP of commercial products.
“With the public health emergency officially over, we’re proud to emerge with a record number of providers using our physician cloud in Q4 to power their scheduling, fax, e-signature, and telehealth needs,” said Jeff Tangney, co-founder and CEO at Doximity. “We’re also thrilled to welcome Craig Overpeck and Ben Greenberg to our senior leadership team, as we continue to grow and scale our commercial businesses.”
Mr. Overpeck joins Doximity with over 25 years of experience delivering digital solutions to serve and connect physicians. He served as the U.S. chief operating officer at M3 for over a decade, and spent more than 16 years as co-founder and chief technology officer at MDLinx.
Mr. Greenberg also joins Doximity with decades of experience building digital products. Most notably, he spent more than 11 years at WebMD / Medscape, where he served as vice president of mobile products and user experience.
Fiscal 2023 Fourth Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended March 31, 2022.
•Revenue: Revenue of $111.0 million, versus $93.7 million, an increase of 18% year-over-year.
•Net income and non-GAAP net income: Net income of $30.7 million, versus $36.7 million, representing a margin of 27.6%, versus 39.2%. Non-GAAP net income of $42.1 million, versus $44.9 million, representing a margin of 38.0%, versus 47.9%.
•Adjusted EBITDA: Adjusted EBITDA of $48.9 million, versus $39.4 million, an increase of 24% year-over-year, representing adjusted EBITDA margins of 44.1%, versus 42.0%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.14, versus $0.17, while non-GAAP diluted net income per share was $0.20, versus $0.21.
•Operating cash flow and free cash flow: Operating cash flow of $46.6 million, versus $47.0 million, a decrease of 1% year-over-year, and free cash flow of $45.6 million, versus $44.9 million, an increase of 2% year-over-year.
Fiscal Year 2023 Financial Highlights
All comparisons, unless otherwise noted, are to the fiscal year ended March 31, 2022.
•Revenue: Revenue of $419.1 million, versus $343.5 million, an increase of 22% year-over-year.
•Net income and non-GAAP net income: Net income of $112.8 million, versus $154.8 million, representing a margin of 26.9%, versus 45.1%. Non-GAAP net income of $154.9 million, versus $180.6 million, representing a margin of 37.0%, versus 52.6%.
•Adjusted EBITDA: Adjusted EBITDA of $184.0 million, versus $150.3 million, an increase of 22% year-over-year, representing adjusted EBITDA margins of 43.9%, versus 43.7%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.53, versus $0.70, while non-GAAP diluted net income per share was $0.73, versus $0.82.
•Operating cash flow and free cash flow: Operating cash flow of $179.6 million, versus $126.6 million, an increase of 42% year-over-year, and free cash flow of $173.4 million, versus $120.9 million, an increase of 43% year-over-year.

Financial Outlook
Doximity is providing guidance for its fiscal first quarter ending June 30, 2023 as follows:
•Revenue between $106.5 million and $107.5 million.
•Adjusted EBITDA between $39.0 million and $40.0 million.
Doximity is providing guidance for its fiscal year ending March 31, 2024 as follows:
•Revenue between $500 million and $506 million.
•Adjusted EBITDA between $216 million and $222 million.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The Company's network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients. For more information, visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty, including the resurgence or resolution of the COVID-19 pandemic or other pandemics, epidemics or infectious diseases; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2022. Additional information will be provided in our Annual Report on Form 10-K for the annual period ended March 31, 2023. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2023	March 31, 2022
Assets
Current assets:
Cash and cash equivalents	$158,027	$112,809
Marketable securities	682,972	685,304
Accounts receivable, net	107,047	81,073
Prepaid expenses and other current assets	22,289	19,439
Deferred contract costs, current	5,118	5,512
Total current assets	975,453	904,137
Property and equipment, net	11,279	8,488
Deferred income tax assets	34,907	48,558
Operating lease right-of-use assets	13,819	1,087
Intangible assets, net	31,836	7,909
Goodwill	67,940	18,915
Other assets	1,654	2,263
Total assets	$1,136,888	$991,357
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,272	$463
Accrued expenses and other current liabilities	31,245	25,270
Deferred revenue, current	105,238	84,907
Operating lease liabilities, current	1,752	642
Total current liabilities	139,507	111,282
Deferred revenue, non-current	198	78
Operating lease liabilities, non-current	13,885	447
Contingent earn-out consideration liability, non-current	15,942	—
Other liabilities, non-current	1,240	956
Total liabilities	170,772	112,763
Stockholders' Equity
Preferred stock	—	—
Common stock	194	192
Additional paid-in capital	762,150	702,589
Accumulated other comprehensive loss	(14,083)	(15,294)
Retained earnings	217,855	191,107
Total stockholders' equity	966,116	878,594
Total liabilities and stockholders’ equity	$1,136,888	$991,357

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2023	2022	2023	2022
Revenue	$110,966	$93,653	$419,052	$343,548
Cost of revenue(1)	13,677	11,765	53,490	39,787
Gross profit	97,289	81,888	365,562	303,761
Operating expenses(1):
Research and development	21,541	17,424	80,186	62,350
Sales and marketing	33,148	25,899	123,523	92,129
General and administrative	9,759	10,644	36,745	35,746
Total operating expenses	64,448	53,967	240,454	190,225
Income from operations	32,841	27,921	125,108	113,536
Other income (expense), net	3,875	(16)	8,048	469
Income before income taxes	36,716	27,905	133,156	114,005
Provision for (benefit from) income taxes	6,048	(8,821)	20,338	(40,778)
Net income	$30,668	$36,726	$112,818	$154,783
Undistributed earnings attributable to participating securities	—	—	—	(21,526)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$30,668	$36,726	$112,818	$133,257
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.16	$0.19	$0.58	$0.82
Diluted	$0.14	$0.17	$0.53	$0.70
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	193,829	191,579	193,176	163,484
Diluted	212,742	215,862	213,425	191,017
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2023	2022	2023	2022
Cost of revenue	$2,425	$2,006	$9,634	$4,979
Research and development	3,167	2,201	12,583	7,065
Sales and marketing	5,027	2,533	16,939	8,108
General and administrative	2,372	3,069	8,678	11,290
Total stock-based compensation expense	$12,991	$9,809	$47,834	$31,442

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2023	2022	2023	2022
Cash flows from operating activities
Net income	$30,668	$36,726	$112,818	$154,783
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,708	1,368	10,283	5,040
Deferred income taxes	3,834	(9,275)	13,226	(41,247)
Stock-based compensation, net of amounts capitalized	12,991	9,809	47,834	31,442
Non-cash lease expense	537	302	2,027	1,159
Amortization (accretion) of premium (discount) on marketable securities, net	(29)	1,469	3,115	4,332
Loss on sale of marketable securities	—	708	1,093	1,231
Amortization of deferred contract costs	2,428	2,389	8,785	9,755
Other	657	288	1,454	410
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(32,433)	(11,439)	(26,242)	(31,017)
Prepaid expenses and other assets	(5,372)	(2,086)	(3,448)	(9,089)
Deferred contract costs	(2,053)	(2,937)	(8,462)	(9,609)
Accounts payable, accrued expenses and other liabilities	(2,918)	571	(195)	8,664
Deferred revenue	35,625	19,367	17,527	1,828
Operating lease liabilities	(4)	(296)	(213)	(1,107)
Net cash provided by operating activities	46,639	46,964	179,602	126,575
Cash flows from investing activities
Cash paid for acquisition	—	—	(53,500)	—
Purchases of property and equipment	(21)	(1,060)	(1,701)	(1,912)
Internal-use software development costs	(1,005)	(1,049)	(4,483)	(3,785)
Purchases of marketable securities	(60,303)	(45,278)	(190,560)	(1,317,193)
Maturities of marketable securities	48,125	6,302	83,139	47,919
Sales of marketable securities	—	16,864	107,182	633,802
Other	—	595	—	595
Net cash used in investing activities	(13,204)	(23,626)	(59,923)	(640,574)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	—	—	—	553,905
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	2,471	3,378	9,926	12,612
Proceeds from issuance of common stock in connection with the employee stock purchase plan	2,418	1,395	4,759	1,395
Taxes paid related to net share settlement of equity awards	(1,469)	(381)	(3,822)	(817)
Repurchase of common stock	(15,282)	—	(85,324)	(2,698)
Payments of deferred offering costs	—	—	—	(3,982)
Net cash provided by (used in) financing activities	(11,862)	4,392	(74,461)	560,415
Net increase in cash and cash equivalents	21,573	27,730	45,218	46,416
Cash and cash equivalents, beginning of period	136,454	85,079	112,809	66,393
Cash and cash equivalents, end of period	$158,027	$112,809	$158,027	$112,809

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics1
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $100,000 and $10 million: The number of customers with TTM subscription revenue greater than $100,000 and $10 million is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $100,000 and $10 million in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.
1 The metric excludes the impact of the AMiON acquisition, which closed on April 1, 2022, including customers of, and subscription revenue generated from, the AMiON on-call scheduling and messaging application, and the impact of such acquisition was immaterial to the periods presented.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except percentages)
Net income	$30,668	$36,726	$112,818	$154,783
Adjusted to exclude the following:
Acquisition and other related expenses	—	254	30	254
Stock-based compensation	12,991	9,809	47,834	31,442
Depreciation and amortization	2,708	1,368	10,283	5,040
Provision for (benefit from) income taxes	6,048	(8,821)	20,338	(40,778)
Change in fair value of contingent earn-out consideration liability	405	—	728	—
Other income (expense), net	(3,875)	16	(8,048)	(469)
Adjusted EBITDA	$48,945	$39,352	$183,983	$150,272

Revenue	$110,966	$93,653	$419,052	$343,548
Net income margin	27.6%	39.2%	26.9%	45.1%
Adjusted EBITDA margin	44.1%	42.0%	43.9%	43.7%

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$46,639	$46,964	$179,602	$126,575
Purchases of property and equipment	(21)	(1,060)	(1,701)	(1,912)
Internal-use software development costs	(1,005)	(1,049)	(4,483)	(3,785)
Free cash flow	$45,613	$44,855	$173,418	$120,878
Other cash flow components:
Net cash used in investing activities	$(13,204)	$(23,626)	$(59,923)	$(640,574)
Net cash provided by (used in) financing activities	$(11,862)	$4,392	$(74,461)	$560,415

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$13,677	$11,765	$53,490	$39,787
Adjusted to exclude the following:
Stock-based compensation	(2,425)	(2,006)	(9,634)	(4,979)
Amortization of acquired intangibles	(137)	—	(548)	—
Non-GAAP cost of revenue	$11,115	$9,759	$43,308	$34,808

GAAP gross profit	$97,289	$81,888	$365,562	$303,761
Adjusted to exclude the following:
Stock-based compensation	2,425	2,006	9,634	4,979
Amortization of acquired intangibles	137	—	548	—
Non-GAAP gross profit	$99,851	$83,894	$375,744	$308,740

GAAP gross margin	87.7%	87.4%	87.2%	88.4%
Non-GAAP gross margin	90.0%	89.6%	89.7%	89.9%

GAAP research and development expense	$21,541	$17,424	$80,186	$62,350
Adjusted to exclude the following:
Stock-based compensation	(3,167)	(2,201)	(12,583)	(7,065)
Non-GAAP research and development expense	$18,374	$15,223	$67,603	$55,285

GAAP sales and marketing expense	$33,148	$25,899	$123,523	$92,129
Adjusted to exclude the following:
Stock-based compensation	(5,027)	(2,533)	(16,939)	(8,108)
Amortization of acquired intangibles	(979)	(252)	(4,164)	(1,046)
Change in fair value of contingent earn-out consideration liability	(405)	—	(728)	—
Non-GAAP sales and marketing expense	$26,737	$23,114	$101,692	$82,975

GAAP general and administrative expense	$9,759	$10,644	$36,745	$35,746
Adjusted to exclude the following:
Acquisition and other related expenses	—	(254)	(30)	(254)
Stock-based compensation	(2,372)	(3,069)	(8,678)	(11,290)
Non-GAAP general and administrative expense	$7,387	$7,321	$28,037	$24,202

GAAP operating expense	$64,448	$53,967	$240,454	$190,225
Adjusted to exclude the following:
Acquisition and other related expenses	—	(254)	(30)	(254)
Stock-based compensation	(10,566)	(7,803)	(38,200)	(26,463)
Amortization of acquired intangibles	(979)	(252)	(4,164)	(1,046)
Change in fair value of contingent earn-out consideration liability	(405)	—	(728)	—
Non-GAAP operating expense	$52,498	$45,658	$197,332	$162,462

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$32,841	$27,921	$125,108	$113,536
Adjusted to exclude the following:
Acquisition and other related expenses	—	254	30	254
Stock-based compensation	12,991	9,809	47,834	31,442
Amortization of acquired intangibles	1,116	252	4,712	1,046
Change in fair value of contingent earn-out consideration liability	405	—	728	—
Non-GAAP operating income	$47,353	$38,236	$178,412	$146,278

GAAP net income	$30,668	$36,726	$112,818	$154,783
Adjusted to exclude the following:
Acquisition and other related expenses	—	254	30	254
Stock-based compensation	12,991	9,809	47,834	31,442
Amortization of acquired intangibles	1,116	252	4,712	1,046
Change in fair value of contingent earn-out consideration liability	405	—	728	—
Income tax effect of non-GAAP adjustments (1)	(3,048)	(2,166)	(11,194)	(6,876)
Non-GAAP net income	$42,132	$44,875	$154,928	$180,649
Non-GAAP net income margin	38.0%	47.9%	37.0%	52.6%

GAAP undistributed earnings attributable to participating securities	$—	$—	$—	$(21,526)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	—	—	—	(2,616)
Non-GAAP undistributed earnings attributable to participating securities	$—	$—	$—	$(24,142)

Non-GAAP net income	$42,132	$44,875	$154,928	$180,649
Non-GAAP undistributed earnings attributable to participating securities	—	—	—	(24,142)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$42,132	$44,875	$154,928	$156,507

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	193,829	191,579	193,176	163,484
Diluted	212,742	215,862	213,425	191,017

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.22	$0.23	$0.80	$0.96
Diluted	$0.20	$0.21	$0.73	$0.82
(1) For the three months and fiscal years ended March 31, 2023 and 2022, management used an estimated annual effective non-GAAP tax rate of 21.0%.